Trade and other receivables (Tables)	12 Months Ended
Dec. 31, 2021
Trade and other receivables
Trade and other receivables

	2021	2020
	$’000	$'000
Current
Trade receivables	253,852	334,452
Less: impairment provisions	(31,063)	(133,800)
Net trade receivables*	222,789	200,652
Other receivables**	199,136	85,011
Prepaid land rent	1,069	1,588
Other prepaid expenses	25,080	16,538
Advance payments	14,663	18,766
Withholding tax receivables	992	800
VAT receivables	5,401	3,832
	469,130	327,187
Non-current
Accrued income and lease incentive	21,408	15,481
Payment in advance for property, plant and equipment	48,071	20,928
	69,479	36,409

*      The fair value is equal to their carrying amount.

**    Other receivables are margins on non-deliverable forward contracts and short-term fixed deposits which are not classified as cash and cash equivalents as it exceeds the three-month maturity period.